Exhibit 32.2
                                  CERTIFICATION

Pursuant  to 18 U.S.C.  Section  1350 as adopted  pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Tiffany & Co. (the "Company") on Form 10-Q for the period ended July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James N. Fernandez, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   September 1, 2009

                                                       /s/ James N. Fernandez
                                                    ____________________________
                                                          James N. Fernandez
                                                    Executive Vice President and
                                                       Chief Financial Officer
                                                   (principal financial officer)